UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2013
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 26, 2013, Royal Mines and Minerals Corp. (the “Company”) filed a certificate of amendment with the Nevada Secretary of State, amending the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 300,000,000 shares to 900,000,000 shares. The Amendment to the Articles of Incorporation was approved at the Company’s Annual General Meeting and Special Meeting on August 22, 2013, as described in Item 5.07 below.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On August 22, 2013, the Company held its Annual General Meeting and Special Meeting (the “Meeting”), where the Company’s stockholders voted on the following matters:

1)	The election of three members of the Company’s Board of Directors to hold office until the next Meeting of stockholders or until their respective successors have been elected or qualified;

2)	The ratification of De Joya Griffith & Company, LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2014;

3)	Approval the Company’s 2013 Stock Option Plan;

4)

Approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, from 300,000,000, par value $0.001, to 900,000,000 shares of common stock, par value $0.001;

5)	Advisory vote on executive compensation; and

6)	Advisory vote on the frequency of advisory vote on executive compensation.

There were 23,931,000 shares represented in person and 105,040,875 shares represented by proxy, for a total of 131,190,875 shares or 71.8% of the issued and outstanding shares of common stock of the Company represented at the Meeting.

At the Meeting the stockholders voted: (1) to approve the election of Jason S. Mitchell, K. Ian Matheson and Michael C. Boyko as members of the Company’s Board of Directors; (2) to ratify the appointment the De Joya Griffith & Company, LLC as the Company’s independent registered accounting firm for the fiscal year ended April 30, 2014; (3) to approve the Company’s 2013 Stock Option Plan; (4) to approve the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to 900,000,000 shares; (5) to approve, on a advisory basis, the compensation of the Company’s named executive officers; and (6) to approve, on advisory basis that an advisory vote on executive compensation take place every three years.

The votes cast with respect to each item of business properly presented at the Meeting were as follows:

2

		For	Withheld
1.	Election of Directors
	Nominee: K. Ian Matheson	122,227,325	1,051,883
	Nominee: Jason S. Mitchell	112,227,325	1,051,883
	Nominee: Michael C. Boyko	112,187,775	1,091,433
		For	Against	Abstained/Broker Non-Votes
2.	Ratification of De Joya Griffith & Company LLC as the Company’s Independent Registered Public Accounting Firm	130,772,399	1,091,433	50,322
3.	Approval of 2013 Stock Option Plan	109,648,244	3,549,464	81,500
4.	Amendment of Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock to 900,000,000 par value $0.001	112,116,334	10,815,541	40,000
5.	Advisory Vote on Executive Compensation	109,316,488	429,464	3,533,256
		1 Year	2 Years	3 Years	Abstained / Broker Non-Votes
6.	Advisory Vote on Frequency of Advisory Vote on Executive Compensation	7,844,087	723,350	100,340,2 71	4,371,500

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number	Description of Exhibits

3.1	Certificate of Amendment increasing the authorized capital of common stock to 900,000,000 shares, par value $0.001 per share

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.
Date: August 27, 2013
	By:	/s/ Jason S. Mitchell

JASON S. MITCHELL
Chief Financial Officer & Treasurer